CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Floating Rate Advantage Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MAY  9, 2005                  /S/ JAMES D. DONDERO
     --------------------------        -----------------------------------------
                                       James D. Dondero, Chief Executive Officer
                                       (principal executive officer)


I, M. Jason Blackburn, Chief Financial Officer of Highland Floating Rate Advantage Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MAY  9, 2005               /S/ M. JASON BLACKBURN
     --------------------------     --------------------------------------------
                                    M. Jason  Blackburn, Chief Financial Officer
                                    (principal financial officer)